EXHIBIT 13.1

Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Fomento Económico Mexicano, S.A. de C.V. (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Annual Report on Form 20-F for the year ended December 31, 2004 of the Company fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 8, 2005	/s/ José Antonio Fernández
José Antonio Fernández
Chief Executive Officer

Dated: April 8, 2005	/s/ Federico Reyes
Federico Reyes
Executive Vice President of
Finance and Corporate Development
(Co-Chief Financial Officer)

Dated: April 8, 2005	/s/ José González Ornelas
José González Ornelas
Executive Vice President of
Administration and Operative Control
(Co-Chief Financial Officer)